EXHIBIT 10.2
                                                                          6/8/06



                        LAND AND BUILDING LEASE AGREEMENT
                        ---------------------------------

                                  JUNE 15, 2006



                                    LANDLORD:
                                    ---------

                               MDSC PARTNERS, LLP,

                      A MINNESOTA LIMITED LIABILITY COMPANY



                                     TENANT:
                                     -------

                      RESISTANCE TECHNOLOGY, INCORPORATED,

                             A MINNESOTA CORPORATION



                               PREMISES LOCATION:
                               ------------------

                              4400 McMENEMY STREET

                           VADNAIS HEIGHTS, MINNESOTA

                        LAND AND BUILDING LEASE AGREEMENT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

1.       DEFINITIONS..........................................................1
         1.1.     Lease Year..................................................1
         1.2.     Hazardous Material..........................................1
         1.3.     Environmental Laws..........................................2
2.       PREMISES.............................................................2
3.       TERM.................................................................2
         3.1.     Initial Term................................................2
         3.2.     Renewal Term................................................2
         3.3.     Surrender of Premises; Holding Over.........................3
4.       BASE RENT............................................................3
         4.1.     Net-Net-Net Lease...........................................3
         4.2.     Base Rent for Initial Term..................................3
         4.3.     Base Rent For Renewal Term..................................4
5.       USE OF THE PREMISES; COMPLIANCE......................................5
         5.1.     Use of the Premises.........................................5
         5.2.     Compliance..................................................5
         5.3.     Permitted Contests..........................................5
6.       PROPERTY TAXES, OTHER CHARGES, ASSESSMENTS AND UTILITIES.............6
         6.1.     Tenant's Required Payments..................................6
         6.2.     Payments Not Required by Tenant.............................7
         6.3.     Assessments.................................................7
         6.4.     Utility Payments............................................7
         6.5.     Tenant's Right to Contest Utility Charges, Contest Taxes
                  and Seek Reduction of Assessed Valuation of the Premises....7
         6.6.     Landlord Not Required to Join in Proceedings or Contest
                  Brought by Tenant...........................................8
         6.7.     Partial Lease Years and Adjustment of Taxes.................8
         6.8.     Monthly Installments of Property Taxes......................8
7.       FURNITURE, FIXTURES AND EQUIPMENT....................................8
         7.1.     Furniture, Fixtures, and Equipment..........................8
         7.2.     Landlord's Waiver...........................................9
         7.3.     Removal of Tenant's Personal Property at Expiration of
                  Lease.......................................................9
         7.4.     Right to Affix Signs........................................9
8.       MAINTENANCE AND REPAIRS OF THE PREMISES..............................9
         8.1.     Obligation to Maintain the Premises.........................9
         8.2.     Obligation to Keep the Premises Clear......................10
9.       ALTERATIONS AND IMPROVEMENTS........................................10
         9.1.     Right to Make Alterations..................................10
         9.2.     Tenant Shall Not Render Premises Liable For Any Lien.......11
10.      INDEMNITY AND INSURANCE.............................................11
         10.1.    Indemnification............................................11
         10.2.    Insurance Company Requirement..............................12

                                       (i)

         10.3.    Insurance Certificate Requirements.........................12
         10.4.    Minimum Acceptable Insurance Coverage Requirements.........12
         10.5.    Additional Insureds........................................14
         10.6.    Mortgage Endorsement.......................................14
         10.7.    Renewals, Lapses or Deficiencies...........................14
         10.8.    Blanket Policies...........................................15
         10.9.    Waiver of Subrogation......................................15
11.      PARTIAL AND TOTAL DESTRUCTION OF THE PREMISES.......................15
12.      CONDEMNATION........................................................16
         12.1.    Condemnation Damages.......................................16
         12.2.    Termination of Lease Due to Condemnation...................16
13.      ASSIGNMENT AND SUBLETTING...........................................17
         13.1.    Tenant's Right of Assignment and Subletting................17
         13.2.    Landlord's Option to Preserve Subtenancies.................17
         13.3.    Tenant's Assignment of All Rent from Subletting as
                  Security for Tenant's Obligations..........................17
         13.4.    Continuing Obligation of Tenant............................18
         13.5.    Fees and Costs with Regard to Proposed Assignment or
                  Sublease...................................................18
         13.6.    Mortgage of Leasehold......................................18
         13.7.    Landlord's Right of Assignment.............................21
14.      DEFAULT AND TERMINATION.............................................21
         14.1.    Event of Default...........................................21
         14.2.    Landlord's Remedies........................................22
         14.3.    Right of Landlord to Re-Enter..............................25
         14.4.    Surrender of Premises......................................25
         14.5.    Interest Charges...........................................25
         14.6.    Tenant's Default...........................................25
         14.7.    Default by Landlord........................................26
15.      RIGHT OF INSPECTION.................................................26
16.      WAIVER OF BREACH....................................................26
17.      NOTICES.............................................................26
         17.1.    Notice Requirements........................................26
         17.2.    Payments Under Lease.......................................27
18.      RELATIONSHIP OF THE PARTIES.........................................27
19.      SUBORDINATION, ATTORNMENT AND ESTOPPEL..............................27
         19.1.    Subordination and Non-Disturbance..........................27
         19.2.    Attornment.................................................28
         19.3.    Estoppel Certificate.......................................28
20.      ATTORNEYS' FEES.....................................................29
         20.1.    Recovery of Attorneys' Fees and Costs of Suit..............29
         20.2.    Party to Litigation........................................29
21.      AUTHORITY TO MAKE LEASE; COVENANT OF QUIET ENJOYMENT................29
         21.1.    Full Power and Authority to Enter Lease....................29
         21.2.    Quiet Enjoyment............................................29
         21.3.    No Violation of Covenants and Restrictions.................29
22.      HAZARDOUS MATERIAL..................................................30

                                      (ii)

         22.1.    Environmental Compliance...................................30
23.      GENERAL PROVISIONS..................................................30
         23.1.    Recitals...................................................30
         23.2.    Gender; Number.............................................31
         23.3.    Captions...................................................31
         23.4.    Exhibits...................................................31
         23.5.    Entire Agreement...........................................31
         23.6.    Drafting...................................................31
         23.7.    Modification...............................................31
         23.8.    Joint and Several Liability................................31
         23.9.    Governing Law..............................................31
         23.10.   Attorneys' Fees............................................32
         23.11.   Time of Essence............................................32
         23.12.   Severability...............................................32
         23.13.   Successors and Assigns.....................................32
         23.14.   Independent Covenants......................................32
         23.15.   Information Provided.......................................32
         23.16.   Limitation of Landlord's Liability.........................33
         23.17.   Waiver of Trial by Jury....................................33
         23.18.   No Lease Until Accepted....................................33
         23.19.   Characterization of Lease..................................33
         23.20.   Counterparts...............................................34

Exhibit "A" - Legal Description of Real Property
Exhibit "B" - Memorandum of Lease
Exhibit "C" - Subordination, Non-Disturbance and Attornment Agreement Exhibit "D" - Tenant Estoppel Certificate
Exhibit "E" - Guaranty









                                      (iii)

                        LAND AND BUILDING LEASE AGREEMENT

         This Land and Building Lease Agreement ("LEASE") is executed as of the 15th day of June, 2006 (the "EFFECTIVE DATE"), by and between MDSC Partners, LLP, a Minnesota limited liability partnership ("LANDLORD"), and Resistance Technology, Incorporated, a Minnesota corporation ("TENANT"), with reference to the recitals set forth below.

                                    RECITALS

         A. Landlord is the owner of that certain real property, together with all the improvements thereon, including a building containing approximately 35,276 square feet (the "BUILDING"), and appurtenances thereunto belonging (the "PREMISES"), the legal description of which is attached hereto and incorporated herein as Exhibit "A," commonly known as:

                              4400 McMenemy Street
                           Vadnais Heights, Minnesota

provided, however, that the "Premises" does not include any shelving, displays, equipment, trade fixtures or personal property of Tenant.

         B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord pursuant to the provisions of this Lease.

                                 1. DEFINITIONS

         The following terms, when used in this Lease, shall have the meaning set forth in this Section.

1.1.     Lease Year

         The term "LEASE YEAR" shall mean the first twelve (12) full calendar months after the Commencement Date (as defined in Section 3.1) and each subsequent twelve (12) month period thereafter during the Term and any extensions. If the Commencement Date is other than the first day of the month, then the first Lease Year also will include the partial month in which the Commencement Date occurs.

1.2.     Hazardous Material

         The term "HAZARDOUS MATERIAL" means any substance, material, or waste which is toxic, ignitable, reactive, or corrosive and which is or becomes regulated by the local or state governmental authority or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste," "extremely hazardous waste," "restricted hazardous waste," "hazardous substance," or "hazardous material," by any federal local or state law rule or regulation, (ii) oil and petroleum products and their by-products, (iii) asbestos, or asbestos-containing materials, (iv) designated as a "hazardous substance" pursuant to the Federal Water Pollution Control Act, (v) defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, or (vi) defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act.

1.3.     Environmental Laws

         The term "ENVIRONMENTAL LAWS" shall mean any law, statute, regulation, order, or rule now or hereafter promulgated by any governmental entity, whether local, state, or federal, relating to air pollution, water pollution, noise control, and/or transporting, storing, handling, discharge of or disposal of Hazardous Material, including, without limitation, the following: the Clean Air Act; the Resource Conservation and Recovery Act, as amended by the Hazardous Waste and Solid Waste Amendments of 1984; the Comprehensive Environmental Response Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986; the Toxic Substances Control Act; the Federal Insecticide, Fungicide and Rodenticide Act, as amended; the Safe Drinking Water Act; OSHA; the Hazardous Liquid Pipeline Safety Act; the Hazardous Materials Transportation Act; and the National Environmental Policy Act, as the same may be amended from time to time.

                                   2. PREMISES

         Landlord leases to Tenant and Tenant leases from Landlord the Premises in its "AS IS, WHERE IS, WITH ALL FAULTS" condition with no representations or warranties whatsoever and on the terms and conditions set forth in this Lease.

                                     3. TERM

3.1.     Initial Term

         This Lease will be effective on the EFFECTIVE DATE. The term ("TERM") of this Lease will commence on July 1, 2006 (the "COMMENCEMENT DATE") and will end on June 30, 2016 ("EXPIRATION DATE"). The parties hereby acknowledge that Tenant is currently in possession of the Premises and that Tenant will have the right to continue to occupy the Premises prior to the Commencement Date so long as Tenant complies with the terms and conditions of this Lease, other than the obligation to pay Base Rent. Except as otherwise expressly stated, the terms and conditions of this Lease shall remain in effect during any extension or holdover of the Term. Concurrently with the execution of this Lease, Tenant may record the Memorandum of Lease, a copy of which is attached hereto and incorporated herein as Exhibit "B".

3.2.     Renewal Term

         Tenant is hereby granted three (3) options (each, a "Renewal Option") to extend the Term for successive periods of five (5) years (each, a "Renewal Period"), upon the same terms and conditions as applicable during the initial Term except that Base Rent shall be adjusted as provided in Section 4.3. If Tenant desires to extend the Term, Tenant must exercise its applicable Renewal Option by giving Landlord written notice thereof not less than nine (9) months prior to the expiration of the then current Term, and the giving of such notice shall be sufficient to make this Lease binding for the applicable Renewal Period without further act of the parties. Each Renewal Period shall constitute an extension of the Term hereof, so that this Lease and each and every covenant, agreement and provision thereof shall be and remain in full force and effect during the Term as extended and with the same force and effect as if the Term of this Lease were originally for such extended period. If Tenant exercises its first Renewal Option, then upon the commencement of the first Renewal Period, Landlord shall provide a refurbishment allowance to Tenant in the amount of $50,000.

3.3.     Surrender of Premises; Holding Over

         On the last day or sooner termination of this Lease, Tenant shall quit and surrender the Premises, together with all alterations, vacant and free of all tenancies and any leasehold rights therein and in the condition required under this Lease, normal wear and tear and damage by casualty excepted, and shall remove fixtures, equipment and all debris and surrender all keys for the Premises to Landlord at the place then fixed for the payment of Base Rent. If Tenant does not do so, then after expiration of this Lease, it will be a tenant at will upon the applicable conditions of this Lease. In such event the Base Rent payable shall be increased by twenty five percent (25%) over the Base Rent payable during the last full month of the Term. If the Premises is not surrendered as and when aforesaid, Tenant shall indemnify Landlord from and against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding occupant or purchaser founded on such delay. Tenant's obligations under this Section shall survive the expiration or earlier termination of this Lease.

                                  4. BASE RENT

4.1.     Net-Net-Net Lease

         Except as expressly provided otherwise herein, it is the intention of Landlord and Tenant that the Base Rent (as defined below) and other sums and charges provided herein shall be absolutely net to Landlord.

4.2.     Base Rent for Initial Term

          During the Term, Tenant shall pay to Landlord as base rent ("BASE RENT") the amounts set forth below:

          --------------------------------------------------------------------------------------------------
                      PERIOD                      ANNUAL BASE RENT                MONTHLY BASE RENT
          --------------------------------------------------------------------------------------------------
          Months 1-12                                 $207,247                        $17,270.58
          --------------------------------------------------------------------------------------------------
          Months 13-24                                $210,356                        $17,529.67
          --------------------------------------------------------------------------------------------------
          Months 25-36                                $213,511                        $17,792.58
          --------------------------------------------------------------------------------------------------
          Months 37-48                                $216,714                        $18,059.50
          --------------------------------------------------------------------------------------------------
          Months 49-60                                $219,964                        $18,330.33
          --------------------------------------------------------------------------------------------------
          Months 61-72                                $223,264                        $18,605.33
          --------------------------------------------------------------------------------------------------
          Months 73-84                                $226,613                        $18,884.42
          --------------------------------------------------------------------------------------------------
          Months 85-96                                $230,012                        $19,167.67
          --------------------------------------------------------------------------------------------------
          Months 97-108                               $233,462                        $19,455.17
          --------------------------------------------------------------------------------------------------
          Months 109-120                              $236,964                        $19,747.00
          --------------------------------------------------------------------------------------------------

Base Rent shall be payable by Tenant to Landlord in advance commencing upon the Commencement Date and on the first day of each calendar month thereafter, without prior notice, invoice, demand, deduction, or offset whatsoever. Any Base Rent payments received after the 5th day from which it is due shall be subject to a late charge of five percent (5%) of the amount due. Landlord shall have the right to accept all rent and other payments, whether full or partial, and to negotiate checks and payments thereof without any waiver of rights, irrespective of any conditions to the contrary sought to be imposed by Tenant. Base Rent shall be paid to Landlord at the address to which notices to Landlord are given or to such other address as Landlord may designate in writing from time to time. Base Rent for any partial month shall be prorated based upon the actual number of days in the period subject to proration.

         Tenant shall deposit with landlord at time the first month's rent is due a Security Deposit equal to one (1) month's rent of the then Base Rent for the Premises. ("Security Deposit"), to be held for the performance and observance by Tenant of all its obligations of the terms, conditions, obligations and covenants throughout the Term of the Lease. Landlord shall return the Security Deposit or balance thereof then held by Landlord, to Tenant within thirty (30) days after expiration of the Lease Term or after Tenant surrenders possession of the Premises, whichever is later.

4.3.     Base Rent For Renewal Term

If Tenant exercises its first Renewal Option, the Base Rent for the first Renewal Period shall be as follows:

         -------------------------------------------------------------------------------------------------
                    PERIOD                      ANNUAL BASE RENT                 MONTHLY BASE RENT
         -------------------------------------------------------------------------------------------------
         Months 1-12                                $240,518                         $20,043.17
         -------------------------------------------------------------------------------------------------
         Months 13-24                               $244,126                         $20,343.83
         -------------------------------------------------------------------------------------------------
         Months 25-36                               $247,788                         $20,649.00
         -------------------------------------------------------------------------------------------------
         Months 37-48                               $251,505                         $20,958.75
         -------------------------------------------------------------------------------------------------
         Months 49-60                               $255,278                         $21,273.17
         -------------------------------------------------------------------------------------------------

If Tenant exercises its second or third Renewal Option, the Base Rent for each Renewal Period shall equal the Market Rental Rate (as hereinafter defined). Within thirty (30) days of Landlord's receipt of Tenant's exercise of its second or third Renewal Option, Landlord agrees to provide Tenant with Landlord's initial estimate of Market Rental Rate for the applicable Renewal Period. If Tenant agrees with Landlord's estimate of Market Rental Rate, Tenant may accept such estimate by delivering written notice to Landlord in which event Market Rental Rate for the applicable Renewal Period shall equal Landlord's estimate of Market Rental Rate. If Tenant disagrees with Landlord's estimate of Market Rental Rate, Landlord and Tenant shall negotiate in good faith to determine Market Rental Rate for the thirty (30) day period following Landlord's initial estimate. If after such period, Landlord and Tenant are still unable to agree on Market Rental Rate, the Market Rental Rate shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. For purposes hereof, "Market Rental Rate" means the net annual rent per for square foot for the Premises as of the commencement of the applicable Renewal Period that a willing tenant would pay, and a willing landlord would accept, in arms-length bona fide negotiations, if the same were leased to a single tenant for a five (5) year period commencing on the day after the last day of the then-current Term and otherwise taking into account any other pertinent factors, including, but not limited to, the net effective annual rates per leasable square foot for office/manufacturing leases recently or then being entered into in the Vadnais Heights, Minnesota area ("Comparable Rates"). In determining the Market Rental Rate and using Comparable Rates in connection with such determination, the following factors (and any other factors then known to be pertinent) shall be considered: the size of the Premises; the length of term; use; quality of services provided; location; definition of area; existing leasehold improvements; leasehold improvements to be provided by Landlord, whether directly or by allowance; the quality, age and location of the Building; financial strength of the applicable tenant; rental concessions (such as rental abatements, "free rent" periods and rent assumptions); inducements (such as signing bonuses, equity participation, tax benefits or other participation in ownership); the manner in which the rents are then subject to escalation and the time the particular rate under consideration became or will become effective. In no event shall Base Rent be less than the Annual Base Rent for the last Lease year prior to the Renewal Term.

                       5. USE OF THE PREMISES; COMPLIANCE

5.1.     Use of the Premises

         Tenant may use and occupy the Premises for any lawful business purpose which is permitted under applicable use and zoning ordinances, provided that Tenant shall not use the Premises for any uninsurable activity (based on standard commercial insurance policies), or overload the electrical or structural capacities of the Premises.

5.2.     Compliance

         Tenant, at Tenant's sole expense, shall comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the Term, regulating the use by Tenant of the Premises, including, without limitation, the obligation, at Tenant's cost, to alter, maintain, or restore the Premises in compliance and conformity with all laws relating to the condition, use or occupancy of the Premises by Tenant during the Term (including, without limitation, any and all requirements as set forth in the Americans with Disabilities Act).

5.3.     Permitted Contests

         5.3.1. So long as no Event of Default has occurred and is continuing, Tenant shall not be required to comply with any legal requirement so long as Tenant shall contest, in good faith and at its expense, the existence, validity thereof, the amount of the damages caused thereby, or the extent of its or Landlord's liability therefore, by appropriate proceedings which shall operate during the pendency thereof to prevent (i) the sale, forfeiture or loss of any of the Premises, any Base Rent to satisfy the same or to pay any damages caused by the violation of any such legal requirement or by any such violation, (ii) any interference with the ownership, use or occupancy of any of the Premises, (iii) any interference with the payment of any Base Rent, and (iv) the cancellation of any property or other insurance policy. As a condition to any such contents, Tenant shall furnish Landlord with such security as Landlord shall reasonably request to insure compliance with any legal requirements so contested.

         5.3.2. In no event shall Tenant pursue any contest with respect to any legal requirement or violation referred to above in such a manner that exposes Landlord to (i) criminal liability, penalty or sanction, (ii) any civil liability, penalty or sanction for which Tenant has not made provisions reasonably acceptable to Landlord, or (iii) defeasance of its interest the Premises.

         5.3.3. Tenant agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion except that Tenant shall have the right to attempt to settle or compromise such contest through negotiations. Tenant shall pay and save Landlord harmless against any and all losses, judgments, decrees and costs (including all attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts which shall be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof or which shall be necessary to comply (and cause the Premises to comply) with the legal requirements so contested.

           6. PROPERTY TAXES, OTHER CHARGES, ASSESSMENTS AND UTILITIES

6.1.     Tenant's Required Payments

         Tenant is required to (i) pay at least fifteen (15) days before delinquency, all Property Taxes and Other Charges (as such terms are defined herein) that accrue during or are otherwise allocable to the Term and become due and payable during the term; and (ii) upon request from Landlord, provide Landlord with evidence of payment thereof. Property Taxes and Other Charges together are referred to herein as "TAXES."

         6.1.1. "PROPERTY TAXES" means all taxes, assessments, excises, levies, fees, and charges (and any tax, assessment, excise, levy, fee, or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed, or imposed on or against, or otherwise with respect to, the Premises or any part thereof or any personal property used in connection with the Premises. It is the intention of Landlord and Tenant that all new and increased taxes, assessments, levies, fees and charges be included within the definition of Property Taxes for the purpose of this Lease.

         6.1.2. "OTHER CHARGES" means all taxes, assessments, excises, levies, fees, and charges (including, without limitation, common area maintenance charges, charges relating to the cost of providing facilities or services, and charges relating to documents or instruments of record affecting or encumbering the Premises), whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed, or imposed upon, or measured by, or reasonably attributable to
                  (a) the Premises; (b) the cost or value of Tenant's furniture, fixtures, equipment, or personal property located in the Premises or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord; (c) Base Rent payable under the Lease; (d) the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant of the Premises; and (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

6.2.     Payments Not Required by Tenant

         Notwithstanding the provisions of Section 6.1, Tenant shall not be required to pay any state or federal income or franchise taxes of Landlord, or any state or federal estate, succession, inheritance, or transfer taxes of Landlord, or any mortgage, deed, or transfer taxes of Landlord.

6.3.     Assessments

         If any assessment for a capital improvement made by a public or governmental authority shall be levied or assessed against the Premises, and the assessment is payable either in a lump sum or on an installment basis, then Tenant shall have the right to elect the basis of payment; provided however, throughout the entire Term, Tenant shall pay all assessments that accrue during or are otherwise allocable to the Term. All Special Assessments, due levied, pending or constituting a lien on the Premises as of the Effective Date shall be paid in full by Tenant as installments become due but in no event over a period greater than the lease Term.

6.4.     Utility Payments

         Tenant shall promptly pay when due all charges for water, gas, electricity, and all other utilities furnished to or used upon the Premises, including all charges for installation, termination, and relocations of such service. Landlord, at its option, may require Tenant to furnish Landlord with evidence of payment of such charges.

6.5. Tenant's Right to Contest Utility Charges, Contest Taxes and Seek Reduction of Assessed Valuation of the Premises

         Tenant, at Tenant's sole cost and expense, shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any taxes or utility charges that are to be paid by Tenant; provided however, Tenant shall (i) give Landlord written notice of any such intention to contest at least thirty (30) days before any delinquency could occur; (ii) indemnify and hold Landlord harmless from all liability on account of such contest; (iii) take such action as is necessary to remove the effect of any lien which attached to the Premises or the improvements thereon due to such contest, or in lieu thereof, at Landlord's election, furnish

Landlord with adequate security for the amount of the Taxes due plus interest and penalties; and (iv) in the event of a final determination adverse to Tenant, prior to enforcement, foreclosure or sale, pay the amount involved together with all penalties, fines, interest, costs, and expenses which may have accrued. Tenant may use any means allowed by statute to protest Taxes or utility charges as long as Tenant remains current as to all other terms and conditions of this Lease. If the protested Taxes have not been paid and Landlord's interest in the Premises is in threat of material jeopardy, then at Landlord's request Tenant shall furnish to Landlord a surety bond issued by an insurance company qualified to do business in the state where the Premises are located. The amount of bond shall equal one hundred ten percent (110%) of the total amount of Taxes in dispute. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered. If Tenant seeks a reduction or contests any Taxes or utility charges, the failure on Tenant's part to pay the Taxes or utility charges shall not constitute a default as long as Tenant complies with the provisions of this Section.

6.6.     Landlord Not Required to Join in Proceedings or Contest Brought by
         Tenant

         Landlord shall not be required to join in any proceeding or contest brought by Tenant unless the provisions of the law require that the proceeding or contest be brought by or in the name of Landlord or the owner of the Premises. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost or is reimbursed by Tenant for such cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment.

6.7.     Partial Lease Years and Adjustment of Taxes

         Property Taxes (and Other Charges, as may be applicable) payable by Tenant in accordance with the terms of this Lease shall be appropriately adjusted for any partial Lease Year. Upon the Expiration Date, Taxes which have accrued prior to the Expiration Date and are payable after the Expiration Date, shall be prorated and apportioned as of the Expiration Date based upon the actual number of days in the period subject to proration such that Tenant shall bear all expenses with respect to the Premises up through and including the Expiration Date. Any amount payable by Tenant shall be remitted to Landlord within ten (10) business days following the Expiration Date. Any excess prepaid Taxes shall be refunded to Tenant by Landlord within ten (10) business days of the Expiration Date. Taxes which cannot be ascertained with certainty as of the Expiration Date shall be prorated on the basis of the parties' reasonable estimates of such amount(s) and shall be the subject of a final proration as soon thereafter as the precise amounts can be ascertained. The provisions of this paragraph shall survive the expiration or termination of this Lease.

6.8.     Monthly Installments of Property Taxes

         At Landlord's option and upon prior written notice to Tenant, at any time following a material Event of Default, and without in any way limiting Tenant's obligations under this Lease, Property Taxes, Other Charges, utilities and other expenses to be paid by Tenant shall be paid by Tenant as additional rent to Landlord in monthly installments for the remaining Term of this

Lease on the same day that Base Rent is due hereunder. Such monthly installments shall be an estimated amount equal to one-twelfth (1/12) of the Property Taxes for the immediate preceding year, subject to adjustment when the actual amount of Property Taxes is determined. At such time as the actual amount of Property Taxes is determined, Landlord shall furnish to Tenant a statement indicating the actual amount of Property Taxes. Within thirty (30) days after receipt of such statement by Tenant, Tenant shall pay to Landlord any deficiency due. Any surplus paid by Tenant shall, at Tenant's option, be credited against the next installment(s) of Base Rent or other charges due from Tenant or be refunded to Tenant forthwith.

                      7. FURNITURE, FIXTURES AND EQUIPMENT

7.1.     Furniture, Fixtures, and Equipment

         During the Term Tenant may, at Tenant's expense, place or install such furniture, trade fixtures, equipment, machinery, furnishings, face plates of signage and other articles of movable personal property (collectively, "TENANT'S PERSONAL PROPERTY") on the Premises as may be needed for the conduct of Tenant's business. It is expressly understood that the term Tenant's Personal Property as used herein shall in no event extend to leasehold improvements, fixtures or similar "vanilla shell" items such as light fixtures, HVAC equipment, or other fixtures and equipment permanently affixed to the Premises.

7.2.     Landlord's Waiver

         Tenant may finance Tenant's Personal Property at any time and from time to time during the term of this Lease. Upon request of Tenant, Landlord shall execute and deliver to any lender a Landlord's Waiver, so long as it is commercially reasonable. Tenant may remove or replace Tenant's Personal Property periodically during the Term.

7.3.     Removal of Tenant's Personal Property at Expiration of Lease

         At the expiration or earlier termination of the Lease, Tenant's Personal Property shall be removed by Tenant. If, at the expiration or earlier termination of the Lease, Tenant fails to remove Tenant's Personal Property within a reasonable time following receipt of written notice from Landlord, any of Tenant's Personal Property not so removed shall be deemed abandoned, and Landlord may cause such property to be removed from the Premises and disposed of, but the reasonable cost of any such removal shall be borne by Tenant.. Tenant shall be responsible for reasonable repairs and restoration of the Premises as may be necessary to repair any material damage to the Premises from the removal of Tenant's Personal Property. The provisions of this paragraph shall survive the expiration or termination of this Lease.

7.4.     Right to Affix Signs

         Tenant shall have the right to decorate the Premises and affix signs customarily used in its business upon the windows, doors, interior and exterior walls of the Premises, and such free-standing signs as may seem appropriate to Tenant and are authorized by any governmental authority having jurisdiction over the Premises and permitted by any covenants, conditions and restrictions encumbering the Premises. Upon the expiration or earlier termination of the Lease, Tenant shall remove such signs within a reasonable time following receipt of written notice from

Landlord; provided, however, in no event may Tenant remove free-standing signage (such as pole-mounted or monument signs) from the Premises, although Tenant may remove or obliterate its name from any such sign. Tenant promptly shall make such repairs and restoration of the Premises as are necessary to repair any damage to the Premises from the removal of the signs.

                   8. MAINTENANCE AND REPAIRS OF THE PREMISES

8.1.     Obligation to Maintain the Premises

         During the Term, Tenant will, at its own expense, keep and maintain the entire Premises in good order and repair, including, but not limited to, the interior, exterior, foundations, floors, walls, roof, and structure of the building; the sidewalks, curbs, trash enclosures, landscaping with sprinkler system (if installed), light standards, and parking areas that are a part of the Premises. Tenant shall make such repairs and replacements as may be necessary, regardless of whether the benefit of such repair or replacement extends beyond the term of this Lease. The Premises shall be returned to Landlord at the termination or expiration of this Lease in the condition required under this Lease, ordinary wear and damage by casualty excepted. For as long as Tenant is not in default of any of the terms and conditions of this Lease, Landlord hereby assigns to Tenant all building contractor, subcontractor, and manufacturer's warranties and guarantees, if any, applicable to the Premises; and Landlord shall cooperate with Tenant at Tenant's request and sole cost in any action to enforce such warranties and guarantees. In the event of destruction of the Premises by fire or other casualty, the condition of Premises upon termination of this Lease shall be governed by Section 11. Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, renovate, retrofit or maintain the Premises or any portion thereof.

         Notwithstanding any other provision of this Lease, Tenant agrees that Tenant will, at its sole cost and expense, fully and completely replace the roof of the building located on the Premises and resurface the parking lots located on the Premises at least one time during the Term (as may be extended from time to time pursuant to Section 3.2). Such replacement and resurfacing shall be performed in a manner reasonably acceptable to Landlord, and such roof replacement shall be of a grade and quality that has at least a ten-year warranty and shall be installed by a roofing contractor reasonably acceptable to Landlord. Landlord and Tenant hereby acknowledge that this provision was bargained for at the time of Landlord's purchase of the Premises from Tenant at a present value of $350,000.

8.2.     Obligation to Keep the Premises Clear

         Tenant shall keep the Premises, including sidewalks adjacent to the Premises and loading area allocated for the use of Tenant, clean and free from rubbish and debris at all times. Tenant shall store all trash and garbage within the Premises and arrange for regular pickup and cartage of such trash and garbage at Tenant's expense.

                         9. ALTERATIONS AND IMPROVEMENTS

9.1.     Right to Make Alterations

         At all times during the term of this Lease, except as provided in
Section 14, Tenant shall have the right to make alterations, additions and improvements ("ALTERATIONS") to the interior or exterior of the Premises and parking areas adjacent to the Building. Nevertheless, any Alterations that are over Fifty Thousand Dollars ($50,000) for any one improvement (or in the aggregate over the course of any consecutive 12 month period) or are structural in nature shall not be made by Tenant without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any Alterations made or installed by Tenant shall remain upon the Premises and, at the expiration or earlier termination of this Lease, shall be surrendered with the Premises to Landlord. Alterations shall be accomplished by Tenant in a good, expeditious, quality workmanlike manner, in conformity with applicable laws, regulations, ordinances, orders and covenants, conditions and restrictions encumbering the Premises, and by a licensed contractor; and with respect to Alterations requiring Landlord's consent, the contractor shall be reasonably approved by Landlord. Prior to commencement of any such work, Tenant shall provide to Landlord copies of all required permits and governmental approvals. Within 30 days of completion of any such work, Tenant shall provide to Landlord final "as-built" plans, copies of all construction contracts, inspection reports and proof of payment of all labor and materials (including final unconditional lien waivers from the general contractor and all subcontractors). Tenant shall pay when due all claims for such labor and materials and shall give Landlord at least 10 days' prior written notice of the commencement of any such work. Landlord may enter upon the Premises, in such case, for the purpose of posting appropriate notices, including, but not limited to, notices of non-responsibility. Notwithstanding anything to the contrary herein, Tenant shall have the right, at any time during the Term or any Renewal Period, to expand the size of the Building, so long as such expansion complies with all applicable governmental laws, rules and regulations and the plans and specifications for such expansion are reasonably acceptable to Landlord. In the event that Tenant desires to expand the size of the Building, if upon the date that the expansion of the Building (the "Expansion") is completed (the "Expansion Date") there are less than ten (10) years remaining in the Term of this Lease (as extended by Tenant through such date), then the Term shall be automatically extended for an additional period commencing on the Expansion Date and ending on the tenth anniversary of the Expansion Date. In that event Base Rent for the original Premises shall continue at the rates and increases set forth in paragraphs 4.2 and 4.3 hereof. As of the Expansion Date, the additional rent payable by Tenant each month for the Expansion space constructed as part of the Expansion (the "Expansion Rent") shall be an amount equal to all of the costs paid or incurred by Landlord to complete the Expansion multiplied by ten percent (10%) and then divided by twelve. Such Expansion Rent shall be payable on monthly basis beginning on the first day of the month following the Expansion Date and continuing thereafter for the remainder of the Term (as extended) with the Base Rent. Landlord agrees to pay all costs incurred by Tenant in connection with the Expansion directly to the service providers upon request by Tenant and in any event before any such payments are delinquent. In addition, on the Expansion Date Tenant agrees to pay to Landlord an amount equal to the Interest on all payments made by Landlord pursuant to the preceding sentence, to and until the Expansion Date. As used herein, "Interest" shall be equal to the prevailing market interest rate for construction financing, as quoted by Wells Fargo Bank, N.A., for the Minneapolis market from time to time.

9.2.     Tenant Shall Not Render Premises Liable For Any Lien

         Tenant shall have no right, authority, or power to bind Landlord, or any interest of Landlord in the Premises, nor to render the Premises liable for any lien or right of lien for the payment of any claim for labor, material, or for any charge or expense incurred to maintain, to repair, or to make Alterations to the Premises. Tenant shall in no way be considered the agent of Landlord in the construction, erection, modification, repair, or alteration of the Premises. Notwithstanding the above, Tenant shall have the right to contest the legality or validity of any lien or claim filed against the Premises. No contest shall be carried on or maintained by Tenant after the time limits in the sale notice of the Premises for any such lien or claim unless Tenant (i) shall have duly paid the amount involved under protest;
(ii) shall have procured and recorded a lien release bond from a bonding company acceptable to Landlord in an amount not less than one and one-half (1-1/2) times the amount involved; or (iii) shall have procured a stay of all proceedings to enforce collection. Upon a final adverse determination of any contest, Tenant shall pay and discharge the amount of the lien or claim determined to be due, together with any penalties, fines, interest, cost, and expense which may have accrued, and shall provide proof of payment to Landlord.

                           10. INDEMNITY AND INSURANCE

10.1.    Indemnification

         Tenant shall indemnify, defend, and protect Landlord, and hold Landlord harmless from any and all loss, cost, damage, expense and/or liability (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with any cause whatsoever in or about the Premises, other than damages proximately caused by reason of the negligence or willful misconduct of Landlord or its agents and employees, including, without limiting the generality of the foregoing: (i) any default by Tenant in the observance or performance of any of the terms, covenants, or conditions of this Lease on Tenant's part to be observed or performed; (ii) the use or occupancy of the Premises by Tenant or any person claiming by, through, or under Tenant; (iii) the condition of the Premises or any occurrence or happening on the Premises from any cause whatsoever; or (iv) any acts, omissions, or negligence of Tenant or any person claiming by, through, or under Tenant, or of the contractors, agents, servants, employees, visitors, or licensees of Tenant or any such person, in, on, or about the Premises, either prior to or during the Term, including, without limitation, any acts, omissions, or negligence in the making or performance of any Alterations.

         Landlord shall indemnify, defend, and protect Tenant, and hold Tenant harmless from any and all loss, cost, damage, expense and/or liability (including, without limitation, court costs and reasonable attorneys' fees) incurred in connection with any default by Landlord in the observance or performance of any of the terms, covenants, or conditions of this Lease on Landlord's part to be observed or performed and any acts, omissions, or negligence of Landlord or any person claiming by, through, or under Landlord, or of the contractors, agents, servants, employees, visitors, or licensees of Landlord.

         The provisions of this Section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination, and shall not be limited by reason of any insurance carried by Landlord and Tenant.

10.2.    Insurance Company Requirement

         Insurance required by this Lease shall be issued by companies holding a general policyholder's rating of A-VIII or better as set forth in the most current issue of Best's Insurance

Guide and authorized to do business in the state in which the Premises are located. If this publication is discontinued, then another insurance rating guide or service generally recognized as authoritative shall be substituted by Landlord.

10.3.    Insurance Certificate Requirements

         10.3.1. Tenant shall at least annually deliver to Landlord evidence of the existence and amounts of the insurance with additional insured endorsements and loss payable clauses as required herein. Tenant shall deliver to Landlord an ACORD Form 25 Certificate of Liability Insurance in connection with Tenant's liability policy(ies), and an ACORD Form 28 Evidence of Commercial Property Insurance in connection with Tenant's property policy(ies). No policy shall be cancelable or subject to material reduction of coverage or other material modification except after thirty (30) days' prior written notice to Landlord. Neither the issuance of any insurance policy required hereunder, nor the minimum limits specified herein with respect to any insurance coverage, shall be deemed to limit or restrict in any way the liability of Tenant arising under or out of this Lease.

         10.3.2. The insurance required to be maintained herein may be carried under blanket policies. The property insurance required to be maintained herein shall provide for payment of loss jointly to Landlord and Tenant.

10.4.    Minimum Acceptable Insurance Coverage Requirements

         10.4.1. Tenant shall, at Tenant's expense, obtain and keep in full force during the term of this Lease a policy of combined single limit bodily injury and property damage insurance written on an occurrence basis insuring Tenant (with Landlord as an additional insured) against liability arising out of ownership, use, occupancy or maintenance of the Premises and all of its appurtenant areas. The policy shall provide blanket contractual liability coverage. The insurance shall be in an amount not less than Four Million Dollars ($4,000,000) per occurrence; provided however, following receipt of written notice from Landlord the limits of such insurance shall be increased from time to time during the term of the Lease to such amount as may be deemed commercially reasonable by Landlord in its reasonable business judgment. The insurance to be maintained by Tenant pursuant to this Section 10.4.1 may be procured in any combination of primary, umbrella and/or excess coverage, but in any event shall be primary and not contributory to any other insurance maintained by Landlord. In no event shall the limits of insurance maintained by Tenant limit any liability of Tenant under this Lease.

         10.4.2. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a "Special Form" (as such term is used in the insurance industry) policy of property insurance covering loss or damage to the Premises, including but not limited to signage, lighting and other exterior fixtures. The insurance shall be in an amount not less than the full guaranteed replacement cost of the building(s) (less slab, foundation, supports and other customarily excluded improvements), as such replacement cost is reasonably determined by Landlord. The policy shall contain only standard printed exclusions; include an agreed value endorsement waiving any co-insurance penalty, and an ordinance or law coverage endorsement covering increased costs resulting from changes in laws or codes, and demolition and removal of the damaged structure. In addition, the policy shall include a "Loss Payable Provisions" endorsement (ISO Form CP 12 18 06 95 or equivalent) naming Landlord as "Loss Payee" thereunder for the property insurance on the building. In no event shall any deductible payable in connection with such policy exceed Fifty Thousand Dollars ($50,000). The proceeds from the property insurance policy covering the Premises shall be utilized only for restoration and repair of the Premises in compliance with Tenant's obligations set forth in this Lease (including, without limitation, as set forth in Section 8.1 and Section
                  11).

         10.4.3. If the Premises is located in Flood Zone A or V as defined by the Federal Emergency Management Agency (FEMA), Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of insurance covering loss or damage due to flood with respect to the Premises.

         10.4.4. If the county in which the Premises is located is classified as being in an earthquake territory 1 through 11 by Insurance Services Office ("ISO") or an earthquake zone of 1 through 3 by ISO, Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of insurance covering loss or damage due to earthquake with respect to the Premises.

         10.4.5. Tenant shall also obtain and keep in force during the term of this Lease a worker's compensation policy, insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the state in which the Premises are located, including Employer's Liability insurance, in an amount of not less than One Million Dollars ($1,000,000).

10.5.    Additional Insureds

         Tenant shall name as additional insureds (by way of a CG 20 26 endorsement or similar endorsement) on all general liability insurance and loss payees on all property insurance, Landlord, Landlord's successor(s), assignee(s), nominee(s), nominator(s), and agents with an insurable interest as follows:

                  MDSC PARTNERS, LLP, ITS OFFICERS, DIRECTORS, MEMBERS (IF APPLICABLE), AND ALL SUCCESSOR(S), ASSIGNEE(S), SUBSIDIARIES, CORPORATIONS, PARTNERSHIPS, PROPRIETOR-SHIPS, JOINT VENTURES, FIRMS, AND

                  INDIVIDUALS AS HERETOFORE, NOW, OR HEREAFTER CONSTITUTED ON WHICH THE NAMED INSURED HAS THE RESPONSIBILITY FOR PLACING INSURANCE AND FOR WHICH SIMILAR COVERAGE IS NOT OTHERWISE MORE SPECIFICALLY PROVIDED.

10.6.    Mortgage Endorsement

         If requested by Landlord, the policies of insurance required to be maintained hereunder shall bear a standard first mortgage clause in favor of any holder or holders of a first mortgage lien or security interest in the Premises with loss payable to such holder or holders as their interests may appear.

10.7.    Renewals, Lapses or Deficiencies

         Tenant shall within ten (10) days prior to the expiration of such policies, furnish Landlord with renewal certificates of insurance or renewal binders. Should Tenant fail to provide to Landlord the renewals or renewal binders, or in the event of a lapse or deficiency of any insurance coverage specified herein for any reason, Landlord may immediately replace the deficient insurance coverage with a policy of insurance covering the Premises of the type and in the limits set forth above. Upon written notice from Landlord of the placement of insurance, Tenant shall immediately pay to Landlord, as Additional Rent, an amount equal to the total cost of premiums and expense of such insurance placement plus reasonable handling fees. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies. If Tenant does or permits to be done anything which shall increase the cost of the insurance policies, then upon Landlord's demand Tenant shall immediately pay to Landlord, as additional rent, an amount equal to the additional premiums attributable to any acts or omissions or operations of Tenant causing the increase in the cost of insurance.

10.8.    Blanket Policies

         Anything in this Section 10 to the contrary notwithstanding, any insurance which Tenant is required to obtain pursuant to Section 10 may be carried under a "blanket" policy or policies covering other properties or liabilities of Tenant; provided, that such "blanket" policy or policies otherwise comply with the provisions of this Section 10. In the event any such insurance is carried under a blanket policy, Tenant shall deliver to Landlord evidence of the issuance and effectiveness of the policy, the amount and character of the coverage with respect to the Premises and the presence in the policy of provisions of the character required in the above sections of this
Section 10.

10.9.    Waiver of Subrogation

         Tenant hereby waives and releases any and all right of recovery against Landlord, including but not limited to employees and agents, arising during the term of the Lease for any and all loss (including but not limited to loss of rental) or damage to property located within or constituting a part of the Premises. This waiver is in addition to any other waiver or release contained in this Lease. Tenant shall have its insurance policies issued in such form as to waive any right of subrogation that might otherwise exist, and shall provide written evidence thereof to Landlord upon written request.

                11. PARTIAL AND TOTAL DESTRUCTION OF THE PREMISES

         In the event any part or all of the Premises shall at any time during the Term be damaged or destroyed, regardless of cause, Tenant shall give prompt notice to Landlord. Subject to the provisions herein, Landlord shall promptly and with all diligence, commence and complete the restoration of the Premises, to the extent insurance proceeds are made available from Tenant to Landlord, all in accordance with plans and specifications therefor first reasonably approved in writing by Tenant. Unless Tenant otherwise consents, the replacement improvement(s) to be constructed shall have a usable area which is not less than the improvement(s) existing immediately prior to date of such damage. Tenant, and not Landlord, shall be responsible for paying for any cost of repairs and restoration in excess of the proceeds available from insurance policies procured by Tenant. In case of any "material damage or destruction" to or of the Premises, either party may terminate this Lease by giving written notice thereof to the other party within sixty (60) days after the date of such occurrence. Such termination shall be effective on the earlier of the date of the damage or destruction. The term "material damage or destruction" shall mean any damage or destruction which cannot be reasonably be repaired within nine (9) months after the date of the damage or destruction, or any damage or destruction for which the cost of repair exceeds fifty percent (50%) of the construction replacement cost of the Premises. In the event neither party elects to terminate this Lease and Landlord commences to repair the Premises but fails to substantially complete such restoration within one hundred eighty (180) days after the date of the damage or destruction, then Tenant may, at its option, terminate this Lease upon 30 days written notice to Landlord, provided that the Lease will not terminate if Landlord substantially completes such restoration within said thirty (30) days.

                                12. CONDEMNATION

12.1.    Condemnation Damages

         If the whole or any part of the Premises shall be taken for public or quasi-public use by a governmental authority under the power of eminent domain or shall be conveyed to a governmental authority in lieu of such taking, and if a part of the Premises shall be taken or conveyed but the remaining part is tenantable and adequate for Tenant's use, then this Lease shall be terminated as to the part taken or conveyed as of the date Tenant surrenders possession; Landlord shall make such repairs, alterations and improvements as may be necessary to render the part not taken or conveyed tenantable; and the rent shall be reduced in proportion to the part of the Premises so taken or conveyed. All compensation awarded for such taking or conveyance shall be the property of Landlord without any deduction therefrom for any present or future estate of Tenant, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award. However, Tenant shall have the right to recover from the governmental authority, but not from Landlord, such compensation as may be awarded to Tenant on account of the interruption of Tenant's business, moving, and relocation expenses and depreciation to and removal of Tenant's trade fixtures and personal property.

12.2.    Termination of Lease Due to Condemnation

         In the event the Condemnation materially adversely affects the use of the Premises as defined in Section 5, Tenant may terminate the Lease by giving Landlord written notice of its intention to terminate the Lease within sixty
(60) days of receipt of notice of the Condemnation; provided, however, if such notice fails to substantially disclose the material nature, scope and extent of the Condemnation, then such 60-day notice period shall only commence to run on such later date that Tenant obtains such disclosures. The effective date of the termination shall be the date upon which fee simple interest is vested in the condemning authority, and Tenant shall be released from further obligations or liabilities arising under the Lease thereafter. In the event of termination, Base Rent, Property Taxes and Other Charges (collectively, "RENT AND CHARGES") shall be prorated based upon the actual number of days in the period to be prorated. Within thirty (30) days following the termination, Landlord shall refund to Tenant any Rent and Charges paid to Landlord in advance of the termination.

                          13. ASSIGNMENT AND SUBLETTING

13.1.    Tenant's Right of Assignment and Subletting

         Tenant shall not voluntarily or by operation of law assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use any part of the Premises, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Any assignment, encumbrance, or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default. It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or subletting if the proposed transferee does not meet certain criteria, including, but not limited to, the transferee's financial condition, the nature, quality, and character of the transferee, the identity or business character of the transferee, the nature of the use and occupancy and the transferee's business experience. Notwithstanding the foregoing, Tenant shall have the right, without obtaining Landlord's consent and without triggering any termination, recapture or rent-sharing rights on the part of the Landlord, to transfer, sublet or assign Tenant's interest in this Lease, in whole or in part, to any "Affiliate". For the purposes of this paragraph, "Affiliate" means any parent company, subsidiary, or company-wide unit of Tenant, any surviving corporation or business entity in a statutory merger, consolidation, or reorganization of Tenant, any corporation or other business entity which acquires all or substantially all or the stock or assets of Tenant or the assets of the division or unit of Tenant operating in the Premises, or any corporation or other business entity controlled by or controlling Tenant. "Controlled by or controlling" shall mean that Tenant or another corporation or business entity, as the case may be, holds a controlling percentage or more of the voting stock of Tenant or another corporation or other business entity, as the case may be. In no event shall the sale of any stock or securities of Tenant, either in conjunction with a registered securities offering or on any public securities exchanges, constitute a change of ownership or transfer with respect to this section.

13.2.    Landlord's Option to Preserve Subtenancies

         In the event of Tenant's surrender of this Lease or the termination of this Lease in any other manner, Landlord may, at its option, either terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder. No merger shall result from Tenant's sublease of the Premises under this Section, Tenant's surrender of this Lease, or the termination of this Lease in any other manner.

13.3. Tenant's Assignment of All Rent from Subletting as Security for Tenant's Obligations

         Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease. In the event of a default by Tenant, Landlord, as assignee or a receiver for Tenant appointed on Landlord's application, may collect the rent and apply it toward Tenant's obligations under this Lease.

13.4.    Continuing Obligation of Tenant

         No transfer, subletting or assignment permitted by this Section 13 (including a transfer to an affiliate) shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Section. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

13.5.    Fees and Costs with Regard to Proposed Assignment or Sublease

         If Tenant requests Landlord to consent to a proposed assignment or sublease, Tenant shall pay to Landlord, whether or not consent is ultimately given, Landlord's reasonable attorneys' fees and other costs incurred in connection with each such request, up to a maximum of $2,500.00.

13.6.    Mortgage of Leasehold

         13.6.1. Definitions. For purposes of this Section 13.6, the following terms shall have the meanings hereinafter set forth:

                           "Assignment For Security" shall mean a transaction in
                  which Tenant:

                           (A) assigns its interest hereunder to an
                  Institutional Lender for the purpose of security; and/or

                           (B) executes a first priority leasehold deed of
                  trust, mortgage or deed to secure debt with respect to its interest hereunder for the benefit of an Institutional Lender.

                           "Institutional Lender" shall mean a bank, insurance
                  company, a bank affiliate or wholly owned subsidiary of any such bank, or any other financial or lending institution organized under the laws of the United States or any state thereof or Canada or any province thereof with a net worth of at least $25,000,000, including, a real estate investment trust and/or trust, corporation or other Person engaged in so-called conduit lending, or a public or private pension plan or institutionally managed fund having gross assets of at least $100,000,000.

                           "Leasehold Mortgage" shall mean any first priority
                  leasehold mortgage, deed of trust, deed to secure debt or other security instrument given by Tenant pursuant to an Assignment For Security and encumbering Tenant's interest in the Leased Premises.

                           "Leasehold Mortgagee" shall mean any Institutional
                  Lender which is the holder of a Leasehold Mortgage from time to time.

                           "Mortgaged Premises" shall mean Tenant's leasehold
                  interest in the Premises arising pursuant to this Lease.

         13.6.2. Permitted Assignments For Security. Tenant shall have the right, without the consent of Landlord (but with not less than fifteen (15) days prior written notice to Landlord before such encumbrance), to enter into an Assignment for Security so long as Tenant remains liable for performance of all obligations on Tenant's part to be performed hereunder.

         13.6.3. No Termination By Reason Of Foreclosure, Sale Or Surrender. This Lease shall not be subject to termination by Landlord solely by reason of or upon the happening of a judicial or non-judicial foreclosure of any Leasehold Mortgage, or the acquisition by a Leasehold Mortgagee of the Mortgaged Premises, or Tenant's interest therein, by resort to any remedy for default under or pursuant to a Leasehold Mortgage or an Assignment For Security, or conveyance in lieu of foreclosure thereof (unless such Leasehold Mortgagee fails to comply with any of the provisions set forth in Section 13.6.4 or 13.6.5). If Landlord has received written notice from Tenant that a Leasehold Mortgage is in effect, then so long as such Leasehold Mortgage remains in effect Landlord shall not accept an early surrender or other early voluntary termination of this Lease by Tenant, except where such early surrender or early termination is a result of Tenant's default hereunder.

         13.6.4. Leasehold Mortgagee Succeeds to Tenant's Interest; Liability of Leasehold Mortgagee Limited. Upon taking possession of the Mortgaged Premises for any purpose, a Leasehold Mortgagee shall be required to assume the obligations of Tenant under this Lease pursuant to an assumption agreement in form reasonably acceptable to Landlord, and thereafter shall have all of the rights of Tenant and the duty to perform all of Tenant's obligations hereunder, but any such Leasehold Mortgage shall not be liable for the performance of such obligations after it has assigned this Lease to a third party acceptable to Landlord in accordance with the provisions of Sections 13.1 to
                  13.5 of this Lease.

         13.6.5. Right of Leasehold Mortgagee To Cure Default. If a Leasehold Mortgagee has given Landlord prior written notice of its Leasehold Mortgage and an address to which notices of default under this Lease are to be sent to such Leasehold Mortgagee, then Landlord agrees to give such Leasehold Mortgagee copies of any and all written material notices of default given to Tenant in connection therewith concurrently with (or promptly after) the giving of such notices of default to Tenant; provided, that the failure by Landlord to so notify such Leasehold Mortgagee shall not toll the running of any grace and cure periods in favor of Tenant set forth in this Lease or limit any of Landlord's rights and remedies against Tenant under this Lease, at law, in equity or otherwise; provided, further, however, that Landlord agrees for the benefit of any such Leasehold Mortgagee, that notwithstanding anything set forth above in this sentence, Landlord shall not terminate this Lease as a result of an Event of Default of Tenant unless:

                           (A) Landlord shall have first given written notice of
                  such default to such Leasehold Mortgagee; and

                           (B) such Leasehold Mortgagee has failed or refused to
                  correct or cure the default complained of within the time permitted Tenant hereunder, plus a reasonable time thereafter. For purposes of this Subpart (B) only, "reasonable time" shall mean (1) five (5) days with respect to defaults that may be cured by payment of money or (2) fifteen (15) days with respect to defaults not curable by payment of money; provided, however, that in the case of defaults not curable by the payment of money and where cure cannot be commenced without first recovering possession, the cure period shall be extended to include the period reasonably required for the Leasehold Mortgagee to obtain possession of the Mortgaged Premises so long as such Leasehold Mortgagee has commenced such proceedings to obtain possession within said fifteen (15) day period and thereafter diligently pursues such proceedings to completion and the Leasehold Mortgagee cures the default as diligently as possible thereafter. To secure the benefits of the right to extend the period for curing a non-monetary default beyond fifteen (15) days, there must not be any monetary defaults under this Lease and the Leasehold Mortgagee must first give written notice to Landlord within the initial fifteen (15) day period for cure of non-monetary defaults stating that it cannot cure the default without possession of the Mortgaged Premises and stating its intent to proceed to obtain possession and to cure such default, and must commence such proceedings within such fifteen (15) day period and diligently pursue such proceedings to completion thereafter.

         13.6.6. Assignment After Cure. So long as a Leasehold Mortgagee has cured all of the outstanding defaults of Tenant hereunder (unless such default is of the type described in Section
                  14.1.3 of this Lease and cannot be cured by Leasehold Mortgagee) and has performed the obligations to be performed by it hereunder during the period of its possession, such Leasehold Mortgagee shall have the right to assign this Lease subject to and in accordance with the provisions of Sections
                  13.1 to 13.5 hereof to a person or entity who shall assume in a written instrument reasonably satisfactory to Landlord the obligations of Tenant hereunder and go into possession and occupancy of the Mortgaged Premises for the uses and purposes permitted pursuant to this Lease, whereupon such Leasehold Mortgagee shall be relieved of all further liability for performance of the obligations hereof arising from and after the date of such assignment.

         13.6.7. New Lease. If a Leasehold Mortgagee has cured all of the outstanding defaults of Tenant, or taken action to cure all such defaults of Tenant, as provided in Section 13.6.5 and this Lease nonetheless shall be terminated as a result of any default by Tenant, or be rejected or disaffirmed pursuant to any bankruptcy law or other law affecting creditors' rights, a Leasehold Mortgagee shall have the right, exercisable by written notice to Landlord and execution and delivery of a new lease by such Leasehold Mortgagee within ten (10) business days after the effective date of such termination, to enter into a new lease of the Premises with Landlord. The term of said new lease shall begin on the date of the termination of this Lease and shall continue for the remainder of the Term of this Lease. Such new lease shall otherwise contain the same terms and conditions as those set forth herein.

         13.6.8. Landlord's Rights. Except as expressly set forth in Section 13.6.5, nothing contained in this Section 13.6 shall limit Landlord's right to terminate this Lease upon the occurrence of an Event of Default.

13.7.    Landlord's Right of Assignment

         Landlord shall be free at all times, without need of consent or approval by Tenant, to assign its interest in this Lease and/or to convey fee title to the Premises. Each conveyance by Landlord of Landlord's interest in the Lease or the Premises prior to expiration or termination hereof shall be subject to this Lease and shall relieve the grantor of any further obligations or liability as Landlord, and Tenant shall look solely to Landlord's successor in interest for all future obligations of Landlord. Tenant hereby agrees to attorn to Landlord's successors in interest, whether such interest is acquired by sale, transfer, foreclosure, deed in lieu of foreclosure, or otherwise. The term "Landlord" as used in this Lease, so far as covenants and obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership of the Premises.

                           14. DEFAULT AND TERMINATION

14.1.    Event of Default

         The occurrence of any of the following events (each an "EVENT OF DEFAULT") shall constitute a default by Tenant:

         14.1.1. Failure by Tenant to pay Base Rent or any other sum due under this Lease (including but not limited to payments for taxes, utilities, maintenance and repairs, or insurance) within ten
                  (10) days following written notice from Landlord.

         14.1.2. Failure by Tenant to perform or comply with any provision of this Lease (other than as set forth in Subsection 14.1.1) if the failure is not cured within thirty (30) days after notice has been given to Tenant. If, however, the failure cannot reasonably be cured within the cure period, Tenant shall not be in default of this Lease if Tenant commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure but in no event shall such failure to cure exceed 90 days..

         14.1.3. To the extent permitted by law, a general assignment by Tenant or any guarantor of the Lease for the benefit of creditors, or the filing by or against Tenant or any guarantor of any proceeding under any insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any guarantor, unless possession is restored to Tenant or such guarantor within (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty
                  (30) days.

14.2.    Landlord's Remedies

         Landlord shall have any one or more of the following remedies after the occurrence of a default by Tenant. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law, in equity, or otherwise:

         14.2.1. Terminate this Lease by giving written notice of termination to Tenant, in which event Tenant immediately shall surrender the Premises to Landlord. If Tenant fails to so surrender the Premises, then Landlord, without prejudice to any other remedy it has for possession of the Premises or arrearages in rent or other damages, may re-enter and take possession of the Premises and expel or remove Tenant and any other person or entity occupying the Premises or any part thereof, without being liable for any damages, whether caused by negligence of Landlord or otherwise.

         14.2.2. No act by Landlord other than giving notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of this Lease. On termination of the Lease, Landlord shall have the right to recover from Tenant:

                           (i) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease; and

                           (ii) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves reasonably could have been avoided; and

                           (iii) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves reasonably could have been avoided; and

                           (iv) Any other amount, including, without limitation, attorneys' fees and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default.

                                    The phrase "WORTH AT THE TIME OF THE AWARD" as used in clauses (i) and (ii) above is to be computed by allowing interest at the rate of twelve percent (12%) per annum, but not to exceed the then legal rate of interest. The same phrase as used in clause (iii) above is to be computed by discounting the amount at the discount rate of the Bank of America N.A. at the time of the award, plus one percent (1%).

                                    Landlord agrees to act reasonably to
                                    mitigate any damages hereunder.

         14.2.3. Landlord may re-enter and take possession of the Premises without terminating this Lease and without being liable for any damages, whether caused by the negligence of Landlord or otherwise. Landlord may relet the Premises, or any part of them, to third parties, but has no obligation to do so. Landlord may relet the Premises on whatever terms and conditions Landlord, in its sole discretion, deems advisable. Reletting can be for a period shorter or longer than the remaining term of this Lease. Landlord's action under this Subsection is not considered an acceptance of Tenant's surrender of the Premises unless Landlord so notifies Tenant in writing. Tenant shall be immediately liable to Landlord for all costs Landlord incurs in reletting the Premises, including brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs.

                  Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from any reletting.

                  If Landlord elects to relet the Premises without terminating this Lease, any rent received will be applied to the account of Tenant, not to exceed Tenant's total indebtedness to Landlord; no reletting by Landlord is considered to be for its own account unless Landlord has notified Tenant in writing that the Lease has been terminated. If Landlord elects to relet the Premises, rent that Landlord receives from reletting will be applied to the payment of: (i) first, any indebtedness from Tenant to Landlord other than rent due from Tenant; (ii) second, all costs, including maintenance, incurred by Landlord in reletting; and (iii) third, rent due and unpaid under the Lease. After deducting the payments referred to in this Subsection, any sum remaining from the rent Landlord receives from reletting will be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant will pay to Landlord, in addition to the remaining rent due, all costs, including maintenance, Landlord incurred in reletting which remain after applying the rent received from the reletting. Tenant shall have no right to or interest in the rent or other consideration received by Landlord from reletting to the extent it exceeds Tenant's total indebtedness to Landlord.

         14.2.4. Re-enter the Premises without terminating this Lease and without being liable for any damages, whether caused by the negligence of Landlord or otherwise, and do whatever Tenant is obligated to do under the terms of this Lease. The expenses incurred by Landlord in effecting compliance with Tenant's obligations under this Lease immediately shall become due and payable to Landlord as additional rent.

         14.2.5. In all events, Tenant is liable for all damages of whatever kind or nature, direct or indirect, suffered by Landlord as a result of the occurrence of an Event of Default. If Tenant fails to pay Landlord in a prompt manner for the damages suffered, Landlord may pursue a monetary recovery from Tenant. Included among these damages are all expenses incurred by Landlord in repossessing the Premises (including, but not limited to, increased insurance premiums resulting from Tenant's vacancy), all expenses incurred by Landlord in reletting the Premises (including, but not limited to, those incurred for advertisements, brokerage fees, repairs, remodeling, and replacements), all concessions granted to a new tenant on a reletting, all losses incurred by Landlord as a result of Tenant's default (including, but not limited to, any unamortized commissions paid in connection with this Lease), a reasonable allowance for Landlord's administrative costs attributable to Tenant's default, and all attorneys' fees incurred by Landlord in enforcing any of Landlord's rights or remedies against Tenant.

         14.2.6. Pursuit of any of the foregoing remedies does not constitute an irrevocable election of remedies nor preclude pursuit of any other remedy provided elsewhere in this Lease or by applicable law, and none is exclusive of another unless so provided in this Lease or by applicable law. Likewise, forbearance by Landlord to enforce one or more of the remedies available to it on an Event of Default does not constitute a waiver of that default or of the right to exercise that remedy later or of any rent, damages, or other amounts due to Landlord hereunder.

         14.2.7. Whether or not Landlord elects to terminate this Lease or Tenant's right to possession of the Premises on account of any default by Tenant, Landlord shall have all rights and remedies at law or in equity, including, but not limited to, the right to re-enter the Premises and, to the maximum extent provided by law, Landlord shall have the right to terminate any and all subleases, licenses, concessions, or other consensual arrangements for possession entered into by Tenant and affecting the Premises or, in Landlord's sole discretion, may succeed to Tenant's interest in such subleases, licenses, concessions, or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions, or arrangements, Tenant shall have no further right to or interest in the rent or other consideration receivable thereunder as of the date of notice by Landlord of such election.

14.3.    Right of Landlord to Re-Enter

         In the event of any termination of this Lease, Landlord shall have the immediate right to enter upon and repossess the Premises, and any personal property of Tenant may be removed from the Premises and stored in any public warehouse at the risk and expense of Tenant.

14.4.    Surrender of Premises

         No act or thing done by Landlord or any agent or employee of Landlord during the Lease term shall be deemed to constitute an acceptance by Landlord or a surrender of Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord and, notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated properly. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

14.5.    Interest Charges

         Except as otherwise provided herein, any amount not paid by one party to the other when due to the other party will bear interest from the date due at the lesser of (i) the prime commercial rate being charged by the Bank of America N.A. in effect on the date due plus two percent (2%) per annum; or (ii) the maximum rate permitted by law. If Bank of America N.A. is no longer in existence, then another comparable bank or financial institution shall be substituted by Landlord.

14.6.    Tenant's Default

         If Tenant is in default of the Lease, then:

         14.6.1. For so long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant will have the right to assign or sublet its interest in the Lease, but Tenant will not be released from liability.

         14.6.2. No structural changes to the improvements at any cost shall be permitted without the prior written approval of Landlord.

         14.6.3. All costs of de-identification of the Premises shall be paid by Tenant whether or not Landlord terminates this Lease.

14.7.    Default by Landlord

         Landlord shall be in default if Landlord fails to perform any provision of this Lease required of it and the failure is not cured within thirty (30) days after notice has been given to Landlord. If, however, the failure cannot reasonably be cured within the cure period, Landlord shall not be in default of this Lease if Landlord commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure. Notices given under this Section 14.7 shall specify the alleged breach and the applicable Lease provisions. If Landlord shall at any time default beyond the applicable notice and cure period, Tenant shall have the right to cure such default on Landlord's behalf. Any sums expended by Tenant in doing so, and all reasonably necessary incidental costs and expenses incurred in connection therewith, shall be payable by Landlord to Tenant within thirty (30) days following demand therefor by Tenant.

                             15. RIGHT OF INSPECTION

         Landlord and Landlord's authorized representatives shall have the right (but not the obligation) after written notice to Tenant, to enter upon the Premises at all reasonable hours for the purpose of inspecting the Premises or of making repairs, additions, or Alterations in or upon the Premises, and, for the purpose of exhibiting the Premises to prospective tenants, purchasers, or others. Provided Tenant is not in default beyond any applicable cure period, Landlord shall not exhibit any "for sale" or "for lease" signs during the Term.

                              16. WAIVER OF BREACH

         No waiver by Landlord of any breach of any one or more of the terms, covenants, conditions, or agreements of this Lease shall be deemed to imply or constitute a waiver of any succeeding or other breach. Failure of Landlord to insist upon the strict performance of any of the terms, conditions, covenants, and agreements of this Lease shall not constitute or be considered as a waiver or relinquishment of Landlord's rights to subsequently enforce any default, term, condition, covenant, or agreement, which shall all continue in full force and effect. The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord has or may have.

                                   17. NOTICES

17.1.    Notice Requirements

         All notices, requests, or demands herein provided to be given or made, or which may be given or made by either party to the other, shall be given or made only in writing and shall be deemed to have been duly given: (i) when delivered personally at the address set forth below, or to any agent of the party to whom notice is being given, or if delivery is rejected when delivery was attempted; or (ii) on the date delivered when sent via Overnight Mail, properly addressed and postage prepaid; or (iii) on the date sent via facsimile transmission; or (iv) upon delivery, or if delivery is rejected when delivery was attempted of properly addressed first class mail, postage prepaid with return receipt requested. Notwithstanding the prescribed methods of delivery set forth above, actual receipt of written notice by a party designated below shall constitute notice given in accordance with this Lease on the date received, unless deemed earlier given pursuant to the foregoing methods of delivery. The proper address to which notices, requests, or demands may be given or made by either party shall be the address set forth at the end of this Section or to such other address or to such other person as any party shall designate. Such address may be changed by written notice given to the other party in accordance with this Section.

         IF TO LANDLORD:

                  MDSC Partners, LLP
                  7556 Washington Ave S.
                  Eden Prairie, MN  55344
                  Attn: Carol Sundet Meeker

         IF TO TENANT:

                  Resistance Technology, Incorporated
                  1260 Red Fox Road
                  Arden Hills, MN  55112
                  Attn: Scott Longval

17.2.    Payments Under Lease

         All payments due to Landlord under this Lease shall be paid in lawful money of the United States of America without offset or deduction to the name and at the address first given above or to such other persons or parties or at such other places as Landlord may from time to time designate in writing.

                         18. RELATIONSHIP OF THE PARTIES

         This Lease shall not be deemed or construed by the parties, nor by any third party, as creating the relationship of (i) principal and agent, (ii) partnership, or (iii) joint venture between the parties. Neither the method of computation of rent nor any other provision of this Lease, nor any acts of the parties are other than in the relationship of Landlord and Tenant.

                   19. SUBORDINATION, ATTORNMENT AND ESTOPPEL

19.1.    Subordination and Non-Disturbance

         Subject to the provisions of this Section, this Lease and the leasehold estate created hereby shall be, at the option and upon written declaration of Landlord, subject, subordinate, and inferior to the lien and estate of any liens, trust deeds, and encumbrances ("Mortgages"), and all renewals, extensions, or replacements thereof, now or hereafter imposed by Landlord upon the Premises; provided, however, that this Lease shall not be subordinate to any Mortgage arising after the date of this Lease, or any renewal, extension, or replacement thereof, unless and until Landlord provides Tenant with a subordination, non-disturbance and attornment agreement ("NON-DISTURBANCE AGREEMENT"), substantially in the form of Exhibit "C," attached hereto and incorporated hereby, in recordable form, which Non-Disturbance Agreement also shall include such commercially reasonable modifications and additional provisions as are customarily requested by secured lenders with liens encumbering real property similar to the Premises, including, without limitation, Tenant's agreement to attorn as set forth in Section 19.2 below. Tenant shall, promptly following a request by Landlord and after receipt of the Non-Disturbance Agreement, execute and acknowledge any subordination agreement or other documents required to establish of record the priority of any such encumbrance over this Lease, so long as such agreement does not otherwise increase Tenant's obligations or diminish Tenant's rights hereunder.

19.2.    Attornment

         In the event of foreclosure of any Mortgage, whether superior or subordinate to this Lease, then (i) this Lease shall continue in force; (ii) Tenant's quiet possession shall not be disturbed if Tenant is not in default hereunder; (iii) Tenant shall attorn to and recognize the mortgagee or purchaser at foreclosure sale ("SUCCESSOR LANDLORD") as Tenant's landlord for the remaining term of this Lease; and (iv) the Successor Landlord shall not be bound by (a) any payment of rent for more than one month in advance; (b) any amendment, modification, or ending of this Lease without the Successor Landlord's consent after the Successor Landlord's name is given to Tenant, unless the amendment, modification, or ending is specifically authorized by the original Lease and does not require Landlord's prior agreement or consent; and
(c) any liability for any act or omission of a prior Landlord. At the request of the Successor Landlord, Tenant shall execute a new lease for the Premises, setting forth all of the provisions of this Lease except that the term of the new lease shall be for the balance of the term of this Lease.

19.3.    Estoppel Certificate

         Landlord and Tenant shall execute and deliver to the other party, within twenty (20) days after receipt of a request, an estoppel certificate or other statement to be furnished to any prospective purchaser of, assignee of, or lender against the Lease or the Premises ("ESTOPPEL CERTIFICATE"), substantially in the form of Exhibit "D," attached hereto and incorporated hereby, which Estoppel Certificate also shall include such commercially reasonable modifications and additional provisions as are customarily requested by purchasers, assignees or lenders, including, without limitation, any or all of the following matters, to the extent each may be true: that the Lease is in effect and not subject to any rental offsets, claims, or defenses to its enforcement; the commencement and expiration dates of the term; that Tenant is paying rent on a current basis; that any improvements required to be furnished under the Lease have been completed in all respects; that the Lease constitutes the entire agreement between Tenant and Landlord relating to the Premises; that Tenant has accepted the Premises and is in possession thereof; that the Lease has not been modified, altered, or amended except in specified respects by specified instruments; that the certifying party has no notice of any prior assignment, hypothecation, or pledge of rents or the Lease; and such other matters as reasonably may be requested. Tenant shall also, upon request of Landlord, certify and agree for the benefit of any lender against the Premises or the building ("Lender") that Tenant will not look to such Lender: as being liable for any act or omission of Landlord; as being obligated to cure any defaults of Landlord under the Lease which occurred prior to the time Lender, its successors or assigns, acquired Landlord's interest in the Premises by foreclosure or otherwise, as being bound by any payment of rent or Additional Rent by Tenant to Landlord for more than one (1) month in advance; or as being bound by Landlord to any amendment or modification of the Lease without Lender's written consent. Failure to deliver the documents required under this Section 19 in the time period required shall constitute an Event of Default without the need for any notice or cure period.

                               20. ATTORNEYS' FEES

20.1.    Recovery of Attorneys' Fees and Costs of Suit

         Tenant shall reimburse Landlord, upon demand, for any costs or expenses incurred by Landlord in connection with any breach or default under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights, or otherwise. Furthermore, if any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. Such attorneys' fees and costs shall be paid by the losing party in such action.

20.2.    Party to Litigation

         Tenant shall indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands, and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (i) instituted by Tenant, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant;
(ii) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (iii) otherwise arising out of or resulting from any action or transaction of Tenant or such other person; or (iv) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election, Tenant shall reimburse Landlord for any legal fees or costs incurred by Landlord in any such claim or action.

            21. AUTHORITY TO MAKE LEASE; COVENANT OF QUIET ENJOYMENT

21.1.    Full Power and Authority to Enter Lease

         The parties covenant and warrant that each has full power and authority to enter into this Lease.

21.2.    Quiet Enjoyment

         Landlord covenants and warrants that Tenant shall have and enjoy full, quiet, and peaceful possession of the Premises, its appurtenances and all rights and privileges incidental thereto during the term, as against all persons claiming by, through, or under Landlord, subject to the provisions of this Lease and any title exceptions or defects in existence on the Commencement Date.

21.3.    No Violation of Covenants and Restrictions

         Tenant leases the Premises subject to (i) all encumbrances, covenants, conditions, restrictions, easements, rights of way, and all other matters of record affecting the Premises; (ii) all matters known to Tenant as of the Commencement Date and (iii) any state of facts which a current survey or physical inspection of the Premises might disclose. Tenant shall not violate, permit a violation, or cause Landlord to violate any recorded covenants and restrictions affecting the Premises. Tenant shall defend, indemnify, and hold harmless Landlord from any costs or expenses incurred from such a violation.

                             22. HAZARDOUS MATERIAL

22.1.    Environmental Compliance

         Except for (i) de minimus amounts used in compliance with all Environmental Laws, and (ii) amounts packaged for retail sale and held for sale by Tenant in compliance with all Environmental Laws, Tenant shall not cause or permit any Hazardous Material to be brought upon, or used in or about the Premises by Tenant, its agents, employees, contractors, or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept, and stored in a manner that complies with all Environmental Laws relating to such Hazardous Material). If Tenant breaches the obligations stated in the preceding sentence, if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises, or if contamination of the Premises by Hazardous Material otherwise occurs and Landlord is not responsible for the contamination, then Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, damages arising from any adverse impact on marketing of space of the Premises, and sums paid in settlement of claims, attorneys' fees, consultation fees, and expert fees) which arise during or after the term of the Lease as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation or site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises caused or permitted by Tenant results in any contamination of the Premises, Tenant shall promptly take all actions at its sole expense as are recommended by environmental engineers hired by Tenant and are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises.

         Provisions of this Section 22 shall survive termination of tenancy.

                             23. GENERAL PROVISIONS

23.1.    Recitals

         The Recitals set forth on Page 1 above are incorporated herein by this reference.

23.2.    Gender; Number

         The use of (i) the neuter gender includes the masculine and feminine and (ii) the singular number includes the plural, whenever the context requires.

23.3.    Captions

         Captions in this Lease are inserted for the convenience of reference only and do not define, describe, or limit the scope or the intent of this Lease or any of its terms.

23.4.    Exhibits

         All attached exhibits are a part of this Lease and are incorporated in full by this reference. Except as specifically provided herein, if any provision contained in any exhibit hereto is inconsistent or in conflict with any provisions of this Lease, the provisions of this Lease shall supersede the provisions of such exhibit and shall be paramount and controlling.

23.5.    Entire Agreement

         This Lease contains the entire agreement between the parties relating to the transactions contemplated hereby and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Lease.

23.6.    Drafting

         This Lease shall not be construed more strictly against one party than the other because it may have been drafted by one of the parties or its counsel, each having contributed substantially and materially to the negotiation and drafting hereof.

23.7.    Modification

         No modification, waiver, amendment, discharge, or change of this Lease shall be valid unless it is in writing and signed by the party against which the enforcement of the modification, waiver, amendment, discharge, or change is or may be sought.

23.8.    Joint and Several Liability

         If any party consists of more than one person or entity, the liability of each such person or entity signing this Lease shall be joint and several.

23.9.    Governing Law

         This Lease shall be construed and enforced in accordance with the laws of the state in which the Premises are located. Notwithstanding the foregoing, Tenant warrants and represents that the terms of this Lease are fully enforceable in the locality in which the Premises is located. In the event any provision contained in this Lease is inconsistent or in conflict with local law, custom, or practice, the provisions of this Lease shall supersede and shall be paramount and controlling.

23.10.   Attorneys' Fees

         With respect to Section 21 and any other provision in this Lease providing for payment or indemnification of attorneys' fees, such fees shall be deemed to include reasonable fees incurred through any applicable appeal process, and shall include fees attributable to legal services provided by any in-house counsel and staff to the prevailing or indemnified party. For purposes hereof, the services of in-house counsel and their staff shall be valued at rates for independent counsel prevailing in the metropolitan area in which such counsel and staff practice.

23.11.   Time of Essence

         Time is of the essence of every provision of this Lease.

23.12.   Severability

         In the event any term, covenant, condition, or provision of this Lease is held to be invalid, void, or otherwise unenforceable by any court of competent jurisdiction, the fact that such term, covenant, condition, or provision is invalid, void, or otherwise unenforceable shall in no way affect the validity or enforceability of any other term, covenant, condition, or provision of this Lease.

23.13.   Successors and Assigns

         Except as provided in Article 13, Tenant may not assign its rights under this Agreement without the consent of Landlord. Except as otherwise provided herein, all terms of this Lease shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective legal representatives, successors, and assigns.

23.14.   Independent Covenants

         This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any offset of the rent or other amounts owing hereunder against Landlord; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Premises (of whose address Tenant has theretofore been notified) and an opportunity is granted to Landlord and such holder to correct such violation as provided above.

23.15.   Information Provided

         Tenant warrants and represents that all information Tenant has provided to Landlord is accurate and correct and Tenant acknowledges that Landlord has relied upon such information in entering into this Lease.

23.16.   Limitation of Landlord's Liability

         Notwithstanding anything contained in this Lease to be contrary, Landlord shall not incur any liability beyond Landlord's interest in the Premises upon a breach of this Lease, and Tenant shall look exclusively to such interest in the Premises for the payment and discharge of any obligations imposed upon Landlord under this Lease.

23.17.   Waiver of Trial by Jury

         Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other, upon any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Premises and/or any claim of injury or damage. It further is agreed that in the event Landlord commences any summary proceeding for non-payment of rent or Additional Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

23.18.   No Lease Until Accepted

         Landlord's delivery of unexecuted copies or drafts of this Lease is solely for the purpose of review by the party to whom delivered and is in no way to be construed as an offer by Landlord nor in any way implies that Landlord is under any obligation to lease the Premises. When this Lease has been executed by both Landlord and Tenant, it shall constitute a binding agreement to lease the Premises upon the terms and conditions provided herein and Landlord and Tenant agree to execute all instruments and documents and take all actions as may be reasonably necessary or required in order to consummate the lease of the Premises as contemplated herein.

23.19.   Characterization of Lease

         Landlord and Tenant intend that:

         23.19.1. this Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and

         23.19.2. the business relationship created by this Lease and any related documents is solely that of a commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

            THE REMAINDER OF THIS PAGE WAS LEFT BLANK INTENTIONALLY.

23.20.   Counterparts

         This Lease may be executed in any number of counterparts, each of which shall be deemed an original. The counterparts shall together constitute but one agreement. Any signature on a copy of this Lease or any document necessary or convenient thereto sent by electronic transmission or facsimile shall be binding upon transmission and the electronic or facsimile copy may be utilized for the purposes of this Lease.

LANDLORD:                                   TENANT:
---------                                   -------

MDSC PARTNERS, LLP                          RESISTANCE TECHNOLOGY, INCORPORATED


By:/s/Carol Sundet Meeker                   By:/s/Mark S. Gorder

Its: Partner                                Its: President

Date: June 15, 2006                         Date: June 15, 2006
-------------------------------------------------------------------------------

                                   EXHIBIT "A"

                       LEGAL DESCRIPTION OF REAL PROPERTY

                         Legal Description of the Land
                         -----------------------------

That part of the Northwest Quarter of Section 20, Township 30, Range 22, Ramsey County, Minnesota, as described as follows:

Beginning at a point on the West line of said Northwest Quarter, distance 2023.23 feet South of the Northwest corner thereof; thence Easterly at right angles a distance of 421.00 feet; thence Northerly at right angles, parallel with said West line, a distance of 293.16 feet; thence Westerly at right angles a distance of 421.00 feet to said West line; thence Southerly, along said West line, a distance of 293.16 feet to the point of beginning.

Ramsey County, Minnesota
Abstract Property















                                   EXHIBIT "A"

                                   EXHIBIT "B"

Recording requested by, and             |
after recording return to:              |
                                        |
_________________________               |
_________________________               |
_________________________               |
_________________________               |
                                        |
-------------------------------------------------------------------------------

                               MEMORANDUM OF LEASE

         This Memorandum of Lease is made and entered into as of ____________, 2006 by and between __________________, a _________________ ("LANDLORD") and
Resistance Technology, Incorporated, a Minnesota corporation ("TENANT") who agree as follows:

         1. Terms and Premises. Landlord leases to Tenant and Tenant leases from Landlord that certain real property, together with all the improvements thereon and appurtenances thereunto belonging (the "PREMISES"), which legal description is attached hereto and incorporated herein as EXHIBIT "A," commonly known as:

                              4400 McMenemy Street
                           Vadnais Heights, Minnesota

for an initial term of ten (10) years, commencing on July 1, 2006 and expiring on June 30, 2016.

         2. Options to Extend. The Lease grants Tenant three, five year options to extend the term of the Lease.

         3. Purpose of Memorandum of Lease. This Memorandum of Lease is prepared for the purpose of recordation and does not modify the provisions of the lease dated ____________, 2006 and entered into by and between Landlord and Tenant (the "LEASE"). The Lease is incorporated herein by reference. If there are any conflicts between the Lease and this Memorandum of Lease, the provisions of the Lease shall prevail.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]




                                   EXHIBIT "B"

                           [LANDLORD'S SIGNATURE PAGE]

Signed, sealed and delivered in the presence of:

Witnesses:                                      LANDLORD:


-------------------------------                 -------------------------------
First Witness
                                                By:
                                                     --------------------------
-------------------------------
Printed Name of First Witness                   Its:
                                                     --------------------------

-------------------------------                 Address:
Second Witness                                           ----------------------

                                                         ----------------------
-------------------------------
Printed Name of Second Witness


                                (ACKNOWLEDGMENT)

STATE OF ____________                       )
                                            )        SS.
COUNTY OF __________                        )

         On ____________________, 2006, before me personally appeared ________________________________________ personally known to me to be the person who executed the foregoing instrument as the ___________________________________ of _________________, a _______________, and acknowledged to me that s/he executed said instrument for the purposes and consideration therein expressed, and as the act of said ___________________.

WITNESS my hand and official seal.




-------------------------------
Notary Public














                                   EXHIBIT "B"

                            [TENANT'S SIGNATURE PAGE]

Witnesses:                                  TENANT:

                                            RESISTANCE TECHNOLOGY, INCORPORATED,
-------------------------------             a Minnesota corporation
First Witness


-------------------------------             By:
Printed Name of First Witness                    ------------------------------

                                            Its:
-------------------------------                  ------------------------------
Second Witness                              Address:
                                                     --------------------------
                                                     --------------------------
-------------------------------
Printed Name of Second Witness


                                (ACKNOWLEDGMENT)

STATE OF ____________                       )
                                            )        SS.
COUNTY OF __________                        )

         On ____________________, 2006, before me personally appeared ________________________________________ personally known to me to be the person who executed the foregoing instrument as the ___________________________________ of Resistance Technology, Incorporated, a Minnesota corporation, and acknowledged to me that s/he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

WITNESS my hand and official seal.




-------------------------------
Notary Public
















                                   EXHIBIT "B"

                                  Exhibit A to
                               Memorandum of Lease

                         Legal Description of the Land
                         -----------------------------

That part of the Northwest Quarter of Section 20, Township 30, Range 22, Ramsey County, Minnesota, as described as follows:

Beginning at a point on the West line of said Northwest Quarter, distance 2023.23 feet South of the Northwest corner thereof; thence Easterly at right angles a distance of 421.00 feet; thence Northerly at right angles, parallel with said West line, a distance of 293.16 feet; thence Westerly at right angles a distance of 421.00 feet to said West line; thence Southerly, along said West line, a distance of 293.16 feet to the point of beginning.

Ramsey County, Minnesota
Abstract Property





























                                   EXHIBIT "B"

                                   EXHIBIT "C"

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as the "Agreement"), made and entered into this _____ day of ____________, by and among ________________ (hereinafter referred to as the "OWNER"), having an address of ____________________ and ______________________ (hereinafter referred to as the "LENDER"), having an address of _______________________________ and ______________________________,
(hereinafter referred to as the "TENANT") having an address of
________________________.

                                R E C I T A L S:
                                ----------------

         A. The Owner owns or is purchasing and will own all right, title and interest in that certain real property being, lying and situate in ________________, and more particularly described as set forth on Exhibit "A" attached hereto and by this reference made a part hereof as (the "PROPERTY"); and

         B. Tenant is the owner and holder of a lease made by _______________________, and assigned or to be assigned to the Owner, to the Tenant dated _____________ (the "LEASE"), whereby the Tenant has agreed to lease the Property (the "LEASED PREMISES"); and

         C. A mortgage and security agreement has or will be given by the Owner to the Lender (the "MORTGAGE") for the purpose of securing a loan by Lender to Owner, which Mortgage is secured, in part, by the Property; and

         D. It is the desire and intention of the parties hereto to subordinate the operation of the Lease for the full term thereof to the lien and operation of the Mortgage, so that the Mortgage shall and will become a lien upon the Leased Premises and the Lease will be unconditionally subordinated thereto in every manner whatsoever.

         NOW, THEREFORE, the parties hereto intending to be legally bound hereby, for and in consideration of the mutual covenants contained herein, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Recitals. All of the above Recitals are hereby incorporated herein by reference and are made a part hereof.

2. Subordination. The Lease, together with all rights, options, liens and charges created thereby, is and shall be junior, inferior, subject and unconditionally subordinate in each and every respect to the lien, operation and effect of the Mortgage (and all other documents executed in conjunction with the loan transaction evidenced thereby) and to any and all advancements made thereunder and to any renewals, modifications, consolidations, replacements, additional advances, future advances and extensions thereof.

                                   EXHIBIT "C"

3. Non-Disturbance. The Lender does hereby agree with the Tenant that, so long as the Tenant complies with the terms, conditions and covenants of the Lease and performs its obligations under the Lease, (a) the Lender will take no action which will interfere with or disturb the Tenant's possession or lawful use of the Leased Premises or other rights under the Lease, and (b) in the event the Lender becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, the Property shall be subject to the Lease and the Lender shall recognize the Tenant as a tenant on the Property for the remainder of the term of the Lease in accordance with the provisions thereof; provided, however, that the Lender shall not be liable for any act or omission of any prior landlord, or subject to any offsets or defenses which the Tenant might have against any prior landlord, nor shall the Lender be bound by any rent or Additional Rent which the Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification of the Lease made without its written consent.

4. Attornment. The Tenant does hereby agree with the Lender that, in the event the Lender becomes the owner of the Property by foreclosure, conveyance in lieu of foreclosure or otherwise, then the Tenant shall attorn to and recognize the Lender (its designees, assigns, or successor owner of the Property) as the landlord under the Lease for the remainder of the term thereof, and the Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of said Lease. The Tenant further covenants and agrees to execute and deliver upon request of the Lender, or its successors or assigns, an appropriate agreement of attornment to any subsequent title holder of the Property.

5. Notices Under Lease. So long as the Mortgage remains outstanding and unsatisfied, the Tenant shall deliver to the Lender, at the address and in the manner hereinbelow provided, a copy of all notices permitted or required to be given to the landlord by the Tenant under and pursuant to the terms and provisions of the Lease. At any time before the rights of the landlord shall have been forfeited or adversely affected because of any default of the landlord, or within the time permitted the landlord for curing any default under the Lease as therein provided, the Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the landlord by the terms of the Lease; and all payments so made and all things so done and performed by the Lender shall be as effective to prevent the rights of the landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the landlord.

6. Assignment of Lease. The Tenant acknowledges that the Owner may execute and deliver to the Lender an assignment of the Lease and any guaranty thereof as security for the loan which the Mortgage secures, and the Tenant hereby expressly consents to any such assignment and agrees to pay any rents under the Lease directly to Lender upon Lender's Notice to Tenant to make payments directly to Lender or at the direction of Lender. The Owner hereby authorizes and directs the Tenant (upon written direction to Tenant by the Lender) to pay the above sums directly to the Lender, or at the direction of Lender and agrees to hold Tenant harmless for any monies so paid directly to or at the direction of the Lender. Tenant agrees that neither Lender's demanding or receiving any such

                                   EXHIBIT "C"
         payments, nor Lender exercising any other right, remedy, privilege, power, or immunity granted by the Mortgage (or other documents executed in conjunction therewith), will operate to impose any liability upon Lender or performance of any obligation of Owner under the Lease unless and until Lender elects otherwise in writing and for only such period (after such election by the Lender) as Lender is in possession.

7. Estoppel. The Owner and the Tenant hereby certify to the Lender that the Lease is in full force and effect; that the Lease and any modifications and amendments specified herein or therein are a complete statement of the agreement between the Owner and the Tenant with respect to the leasing of the Premises, and the Lease has not been modified or amended except as specified herein; that to the knowledge of the Owner and the Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty
         (30) days in advance of its due date; that the Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder; the Tenant's interest in the Lease has not been conveyed, assigned, hypothecated or mortgaged and Tenant is not involved in any bankruptcy, reorganization arrangement or insolvency proceedings.

8. Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and will be deemed delivered or made upon the earlier of actual receipt if sent by overnight courier or hand delivered or three (3) days after same is mailed by registered or certified mail, return receipt requested, with sufficient postage affixed, and addressed to the parties as follows:

         Lender:

         _________________________
         _________________________
         _________________________
         (___) _____________
         (___) _____________ fax
         Owner:

         _________________________
         _________________________
         _________________________
         (___) _____________
         (___) _____________ fax
         Tenant:

         _________________________
         _________________________
         _________________________
         (___) _____________
         (___) _____________ fax

                                   EXHIBIT "C"

         Such addresses may be changed by notice pursuant to this paragraph; but notice of change of address is effective only upon receipt. Each party jointly and severally agrees that it will furnish the other parties with copies of all notices relating to the Lease.

9. Binding Effect. This Agreement shall be binding upon all the parties hereto, their heirs, successors and assigns and all of those holding title under any of them, and the pronouns herein shall include, where appropriate, either gender or both, singular and plural.

10. Non-Waiver. No indulgence, waiver, election or non-election by the Lender under the Mortgage or any other loan documents associated with the Mortgage shall affect this Agreement.

11. Modification of Agreement. The parties hereby agree that this document contains the entire agreement between the parties, and this Agreement shall not be modified, changed, altered or amended in any way except through written amendments signed by all of the parties hereto.

12. Governing Law. It is agreed that the laws of the State of Minnesota shall govern the construction and interpretation of this Agreement and the rights and obligations set forth herein.

13. Attorneys' Fees. In the event of any legal or equitable action, including any appeals or bankruptcy proceedings, which may arise hereunder between or among the parties hereto, the prevailing party shall be entitled to recover its costs and its reasonable attorneys' fees and paralegals' fees.

14. Severance. The invalidity or unenforceability of any portion of this Agreement shall not affect the remaining provisions and portions hereof.

15. Exculpation. In the event the Lender or any affiliate of the Lender (for purposes of this paragraph the term "LENDER" shall include any corporation or partnership owned or controlled by the Lender) acquires title to the Leased Premises and succeeds to the interest of Owner under the Lease, then, anything in the Lease to the contrary notwithstanding, Lender shall have no personal liability for any damages resulting from its default under the terms of this Lease, and Tenant agrees that it shall look solely to the estate and interest of the Lender in the Leased Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Lender in the event of any default or breach by Lender with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Lender, and no other assets of the Lender shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies.

16. Prevailing Clause. The Tenant agrees that any and all right of first refusal or rights to purchase, if any, to purchase any portion or all of the Property granted to it under the Lease is and are in all manner and respect unconditionally subordinate and inferior to the Mortgage and other Loan Documents in favor of Lender.

                                   EXHIBIT "C"

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be duly executed as of the day and year, first above written.

                     [SIGNATURES APPEAR ON FOLLOWING PAGES]












































                                   EXHIBIT "C"

                            [TENANT'S SIGNATURE PAGE]

Signed, sealed and delivered in
the presence of:


Witnesses:                                      TENANT:


-------------------------------                 -------------------------------
First Witness                                   -------------------------------
                                                -------------------------------

-------------------------------
Printed Name of First Witness
                                                By:
                                                      -------------------------
-------------------------------                 Name:
Second Witness                                  Title:


-------------------------------                 Address:
Printed Name of Second Witness                          -----------------------
                                                        -----------------------
                                                        -----------------------


                                (ACKNOWLEDGMENT)

STATE OF ____________                       )
                                            )        SS.
COUNTY OF __________                        )

         On __________________________________________, before me personally appeared ________________________________________ personally known to me to be the person who executed the foregoing instrument as the ________________________ of ___________________________________, a _____________________________________,
and acknowledged to me that s/he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

WITNESS my hand and official seal.




-------------------------------
Notary Public






















                                   EXHIBIT "C"

                            [OWNER'S SIGNATURE PAGE]
Witnesses:                                      OWNER:


-------------------------------                 -------------------------------
First Witness                                   -------------------------------
                                                -------------------------------

-------------------------------
Printed Name of First Witness
                                                By:
                                                      -------------------------
-------------------------------                 Name:
Second Witness                                  Title:


-------------------------------                 Address:
Printed Name of Second Witness                          -----------------------
                                                        -----------------------
                                                        -----------------------


                                (ACKNOWLEDGMENT)

STATE OF ____________                       )
                                            )        SS.
COUNTY OF __________                        )

         On __________________________________________, before me personally appeared ________________________________________ personally known to me to be the person who executed the foregoing instrument as the _______________________ of _______________________, a _____________________________________, and
acknowledged to me that s/he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

WITNESS my hand and official seal.




-------------------------------
Notary Public








                                   EXHIBIT "C"

                            [LENDER'S SIGNATURE PAGE]
Witnesses:                                      LENDER:


-------------------------------                 -------------------------------
First Witness                                   -------------------------------
                                                -------------------------------

-------------------------------
Printed Name of First Witness
                                                By:
                                                      -------------------------
-------------------------------                 Name:
Second Witness                                  Title:


-------------------------------                 Address:
Printed Name of Second Witness                          -----------------------
                                                        -----------------------
                                                        -----------------------

                                (ACKNOWLEDGMENT)

STATE OF ____________                       )
                                            )        SS.
COUNTY OF __________                        )

         On __________________________________________, before me personally appeared ________________________________________ personally known to me to be the person who executed the foregoing instrument as the ________________________ of ________________________, a _____________________________________, and
acknowledged to me that s/he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

WITNESS my hand and official seal.




-------------------------------
Notary Public

                                   EXHIBIT "C"

                                   EXHIBIT "D"

                          FORM OF ESTOPPEL CERTIFICATE

         The undersigned hereby certifies to ______________________________ as follows as of the date hereof:

1. The term "LEASE" as used herein refers to that certain Land and Building Lease Agreement dated ____________________ by and between ________________________, as "LANDLORD," and ________________________, as
"TENANT," as amended or assigned by the following:

2. A true and correct copy of the Lease is attached hereto as Exhibit "A." Pursuant to the Lease, Landlord leased to Tenant and Tenant leased from Landlord that certain real property (the "Premises") more particularly described on Exhibit "A" to the Lease. Except as set forth above, the Lease has not been modified, supplemented or amended in any other way and there are no other agreements between Landlord and Tenant concerning the Premises.

3. Tenant has accepted possession of the Premises pursuant to the terms of the Lease. The primary term of the Lease commenced on ___________ and expires on _____________, subject to the provisions of the Lease. Tenant has _____ (__) options to extend the term of the Lease for _______ (__) years each.

4. Tenant has no right of first refusal or option to purchase the Premises, nor does Tenant claim any right, title or interest in and to the Premises other than pursuant to the Lease.

5. The minimum monthly rent base rent payable by Tenant under the Lease is ____________________ Dollars ($__________). Such minimum base rent has been paid through _________________.

6. No security deposit has been deposited with Landlord by Tenant.

7. The Lease is valid and in full force and effect and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder.

8. Tenant has no current claims or defenses against Landlord, nor has Tenant asserted any current offsets against rent or other amounts payable by Tenant under the Lease.

         Executed under seal this __________ day of ____________________.

                      [SIGNATURE APPEARS ON FOLLOWING PAGE]

                                   EXHIBIT "D"

                                                TENANT:

                                                -------------------------------

                                                By:
                                                      -------------------------
                                                Name:
                                                Title:
                                                Address:
                                                        -----------------------
                                                        -----------------------
                                                        -----------------------





































                                   EXHIBIT "D"